SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 1, 2005 (February 1, 2005)

WESCO International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14989	25-1723345

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 West Station Square Drive, Suite 700 Pittsburgh, Pennsylvania	15219

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (412) 454-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.
SIGNATURE

Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

     On January 6, 2005, WESCO International, Inc. (the “Company”) and WESCO Distribution, Inc. (“WESCO Distribution”) advised JPMorgan (the “Trustee”), as trustee under the respective indentures governing WESCO Distribution’s 9 1/8% Senior Subordinated Notes due 2008 (CUSIP No. 95081Q AC 8) issued in 1998 (the “1998 Notes”) and WESCO Distribution’s 9 1/8% Senior Subordinated Notes due 2008 (CUSIP No. 95099A AD 1) issued in 2001 (the “2001 Notes”), that the Company and WESCO Distribution intended to exercise their rights under those indentures to redeem $31,047,000 in principal amount of the outstanding 1998 Notes and $92,730,000 in principal amount of the outstanding 2001 Notes. The Company and WESCO Distribution reserved the right to revoke their intention to redeem any notes or change the principal amount of 1998 Notes or 2001 Notes to be redeemed at any time prior to when the Trustee mailed notices of redemption to holders of the 1998 Notes and 2001 Notes.

     On February 1, 2005, at the instruction of the Company and WESCO Distribution, the Trustee mailed irrevocable notices of redemption to holders of the 1998 Notes and 2001 Notes. The Company and WESCO Distribution will redeem $31,047,000 in principal amount of the outstanding 1998 Notes and $92,730,000 in principal amount of the outstanding 2001 Notes. In accordance with the terms and conditions of the respective indentures, the redemption price for the 1998 Notes and 2001 Notes to be redeemed will be 103.042% of the principal amount of the notes to be redeemed plus accrued and unpaid interest to the redemption date. The scheduled redemption date is March 1, 2005. From and after the redemption date, the 1998 Notes and 2001 Notes that are redeemed will cease to accrue interest, and holders of the 1998 Notes and 2001 Notes that are redeemed will only have the right to receive the redemption price plus accrued and unpaid interest with respect to the redeemed 1998 Notes and 2001 Notes. Following the redemption, there will be $199,720,000 aggregate principal amount of 1998 Notes outstanding, and there will be no 2001 Notes outstanding. Accordingly, the Trustee will select the 1998 Notes to be redeemed pro rata or by lot in accordance with the terms and conditions of the indenture governing the 1998 Notes.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 3, 2005	WESCO INTERNATIONAL, INC.
	By:	/s/ STEPHEN A. VAN OSS
Stephen A. Van Oss
Senior Vice President and Chief Financial and Administrative Officer